POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 21, 2010 TO THE PROSPECTUS
DATED FEBRUARY 26, 2010 OF:

PowerShares DWA Developed Markets Technical Leaders Portfolio
PowerShares DWA Emerging Markets Technical Leaders Portfolio
PowerShares Dynamic Developed International Opportunities Portfolio
PowerShares Emerging Markets Infrastructure Portfolio
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
PowerShares FTSE RAFI Emerging Markets Portfolio
PowerShares FTSE RAFI Europe Portfolio
PowerShares FTSE RAFI Japan Portfolio
PowerShares Global Agriculture Portfolio
PowerShares Global Biotech Portfolio
PowerShares Global Clean Energy Portfolio
PowerShares Global Coal Portfolio
PowerShares Global Gold and Precious Metals Portfolio
PowerShares Global Nuclear Energy Portfolio
PowerShares Global Progressive Transportation Portfolio
PowerShares Global Steel Portfolio
PowerShares Global Water Portfolio
PowerShares Global Wind Energy Portfolio
PowerShares MENA Frontier Countries Portfolio

The following disclosure is hereby added to the end of the first paragraph in the section titled "PowerShares FTSE RAFI Japan Portfolio—Summary Information—Principal Investment Strategies."

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Adviser utilizes a "sampling" methodology in seeking to achieve the Fund's investment objective.

The ninth paragraph of the section titled "PowerShares FTSE RAFI Japan Portfolio—Summary Information—Principal Risks of Investing in the Fund" is hereby deleted and replaced with the following:

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value ("NAV") than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

The section titled "Additional Information About the Funds' Investment Strategies and Risks—Investment Strategies of the Funds" is hereby deleted and replaced with the following:

Each Fund (except for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares FTSE RAFI Japan Portfolio) using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the applicable Underlying Index. The Adviser seeks correlation over time of 0.95 or better between each Fund's performance and the performance of the applicable Underlying Index; a figure of 1.00 would represent perfect correlation. Each Fund generally invests in the securities comprising the applicable Underlying Index in proportion to their weightings in that Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, each Fund may purchase a sample of securities in the applicable Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the applicable Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

For the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares FTSE RAFI Japan Portfolio: The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. Each Fund does not purchase all of the securities in its Underlying Index. Instead, the Adviser utilizes a "sampling" methodology in seeking to achieve the Fund's objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Please Retain This Supplement For Future Reference

P-PS-STK-8 5/21/10